SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                        the Securities Exchange Act 1934




Date of Report:  April 29, 1996



                        INTERNEURON PHARMACEUTICALS, INC.
               (Exact name of registrant as specified in charter)


                                    DELAWARE
                 (State of other jurisdiction of incorporation)


          0-18728                                        043047911
(Commission File Number)                     (IRS Employer Identification No.)


ONE LEDGEMONT CENTER, 99 HAYDEN AVENUE, LEXINGTON, MASSACHUSETTS        02173
 (Address of principal executive offices)                             (Zip Code)


Registrant's telephone no. including area code:  (617) 861-8444



C:\BTPM_NY_\1046\0047455.01

Item 5.           OTHER EVENTS

    On April 29, 1996, the Registrant announced the receipt of FDA clearance for marketing of Redux (dexfenfluramine) as a prescription drug for the treatment of obesity. The approved indication is the management of obesity, including weight loss and maintenance in patients on a reduced calorie diet who have an initial body mass index of 30 kg/m2 or greater or 27 kg/m2 or greater in the presence of certain risk factors. The related news release is attached hereto as
Exhibit 20 and the text of the release is incorporated by reference herein.


Item 7.      FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (c) Exhibits


         Exhibit 20 - News Release dated April 29, 1996


C:\BTPM_NY_\1046\0047455.01

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          INTERNEURON PHARMACEUTICALS INC.

                                      By: /S/ GLENN L. COOPER
                                          -------------------------------------
                                          Glenn L. Cooper, M.D.
                                          President and Chief Executive Officer

Dated:  April 30, 1996